MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.



FUND LOGO



Annual Report

June 30, 1998




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Developing Capital Markets Fund, Inc.



Asset Allocation
As a Percentage* of
Net Assets as of
June 30, 1998


BRAZIL          14.3%
PORTUGAL         0.8%
HUNGARY          8.5%
POLAND           8.3%
RUSSIA           0.1%
GREECE           9.0%
TURKEY           7.3%
PAKISTAN         0.0%
INDIA            1.7%
THAILAND         1.2%
CHINA            1.3%
SOUTH KOREA      2.9%
MEXICO          12.0%
VENEZUELA        1.1%
ARGENTINA        1.3%
EGYPT            0.6%
SOUTH AFRICA     6.9%
ISRAEL           3.4%
MALAYSIA         3.1%
INDONESIA        1.3%
HONG KONG        2.7%
TAIWAN           2.0%

[FN]
*Total may not equal 100%.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998


DEAR SHAREHOLDER

Fiscal Year in Review
During the 12-month period ended June 30, 1998, total returns for Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -36.00%, -36.68%, -36.69% and -36.13%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6--8 of this report to shareholders.) The unmanaged Morgan Stanley Capital International Emerging Markets Free Index declined 39.08% during the same period. Beneficial to performance were the Fund's overweighted positions in many of the European markets, specifically Greece, Hungary and Portugal, whose markets rose 37.04%, 24.64% and 42.90%, respectively. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index and are for the 12-month period ended June 30, 1998.) Detrimental to the Fund's performance were its underweighted position in Brady Bonds, which rose 5.60%, and its overweighted position in Russia, whose market declined 60.39%. Also hurting the Fund's performance was its exposure to the Asian markets whose declines were very steep over the 12-month period ended June 30, 1998.

The year ended June 30, 1998 saw declines in many of the emerging markets. The steepest declines were in Asia, Latin America and Russia. Only in Europe and some of the Middle East/African countries did equity markets appreciate. Numerous powerful forces drove the declines. One was the recession in Japan and the weakness of its currency. This triggered concerns of another round of devaluations throughout Asia and the developing countries in other regions. Another force was the view, which became widely accepted, that Asia's economic problems would take more time and capital to solve than previously expected. In addition, there was growing concern that while wage pressures in the United States might necessitate raising interest rates, deflationary pressures from Asia constrained application of the appropriate US monetary policy. However, the continuous withdrawal of US investors from emerging markets mutual funds was possibly the most dominant force. Emerging markets fund managers, including ourselves, had to sell investments that might not otherwise have been sold. The resultant capital outflows worsened liquidity problems in some markets and spread the damage to remote and fundamentally unrelated markets. Indiscriminate selling of emerging markets stocks worldwide continues, and is creating many bargains in the markets in which we invest.


Investment Review and Activities
Asian markets enjoyed a liquidity-driven rally in the first two months of 1998, but the gains were largely reversed in the weeks that followed. After the calm brought by the infusion of assets from the International Monetary Fund (IMF), foreign portfolio investors and other sources, the depth of political and economic strains soon became evident. Riots in Indonesia (whose market fell 89.68%) resulted in President Suharto stepping down and the Indonesian rupiah approaching new lows against the dollar. Vice President Habibie was sworn in as interim president, and expressed his intention to follow through with the IMF austerity program. Subsequent calls for Habibie's immediate replacement raised the question of whether the populace in Indonesia and elsewhere would accept a long period of austerity under any leadership. For example, in South Korea (whose market fell 68.47%) a democratically elected president impressed investors with his will to implement IMF-mandated reforms, but his ability to do so is being hampered by the powerful chaebols and belligerent unions.

Reports of full-blown recessions and deflation throughout the region --including Hong Kong and the People's Republic of China (whose markets fell 48.39% and 56.74%, respectively), once considered relatively "safe havens"--confirmed the complexity and interrelated nature of the problems in these economies. It also became clear that as asset prices had just started to decline, the worst of the banks' non-performing loan ratios had yet to be seen and capital requirements would only grow. Even in Thailand (whose market was down 72.76%), where the first efforts at recapitalization by two of the largest banks were successful, it was acknowledged that the amount of capital raised would not be enough. Coincident with these problems in north and southeast Asia, nuclear tests were set off in India (whose market fell 31.92%) to appease the domestic constituents of the new leadership, and subsequently reciprocated by Pakistan despite the threat by the United States to both countries of sanctions.

South Africa, the dominant market in the Middle East/African regions, declined 32.43%. The South African rand became vulnerable to currency speculation in light of weak commodity prices, a deteriorating trade balance and dwindling foreign currency reserves. The market's strong performance mid-period had been attributed to steady progress in reducing inflation and a consolidation process underway among South African companies. The latter was most evident in the financial services sector, one of the best-performing sectors in the market, which also benefited from declining interest rates. Among our holdings in South Africa, First National Bank Holdings, Ltd., one of the largest banks in South Africa, merged with Rand Merchant Bank to form FirstRand Limited. In addition to banking, the combined entity provides life insurance, pension management and asset management services.

In Turkey, the stock market posted a gain of 23.71%. Despite improvement on the inflationary front, progress in privatizations and strong economic growth, political events are still the major forces on the stock market. The decision of Prime Minister Yilmaz to step down and allow the forming of an interim government triggered a rally in the market. The expectation of an orderly transition was seen to enable continuing efforts to pass legislation on tax and social security issues.

The Israeli market remained resilient during the year ended June 30, 1998 and appreciated 7.39%. With the economy slowing and real interest rates still high, a sharp decline in the consumer price index rate has enabled an easing of nominal interest rates which has been favorable for stocks, particularly the banks such as our holdings, Bank Leumi Le-Israel and Bank Hapoalim Ltd.

Emerging Europe, where the portfolio has had overweighted investments for many years, enjoyed strong returns and again outperformed other emerging market regions during the 12-month period. Companies in the region have benefited from their proximity and access to the more mature and growing markets of Western Europe. In addition, Greece (whose market was up 37.04%) is likely to benefit from reforms in the form of lower fiscal deficits and lower inflation, which would enable economic convergence with the European Union. Early this year, the Greek government devalued the drachma and announced various measures including privatizations, banking reforms and lower inflation targets. The reform agenda has raised expectations that Greece will meet the convergence criteria, much as have other Mediterranean countries such as Portugal, whose stock market continues to perform well, rising 42.90% for the year ended June 30, 1998.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998


However, the region was not immune to contagion afflicting other emerging markets around the world. The Hungarian market (which rose 24.64%) and the Polish market (which fell 2.54%) started to decline in May as liquidity problems in Russia mounted and speculation on the ruble rose. In general, Hungarian and Polish business fundamentals should not be affected by Russia's problems. However, in the short term, sentiment and capital flows often override stock and economic fundamentals. The Polish industrial group, Elektrim Spolka Akcyjna S.A., is one of the portfolio's larger holdings. Management of the company has demonstrated its value-added ability by streamlining the company's focus in those sectors that will have a more significant participation in Polish economic expansion. With activities in power construction and engineering and in telecommunications through its stake in a local cellular and telecommunications licensee, the company is well-positioned to benefit from increased infrastructure investment and sound economic growth in Poland.

The problems in Russia during the last 12 months were numerous, although not extraordinary by Russian standards. Among the issues were: the bickering between President Yeltsin and the Duma over the appointment of a Prime Minister; the sharp decline in the reserve position; an inadequate tax collection system; the prospect of default on external debt; and delays in the disbursal of IMF funds. What was different this time was the unfavorable external environment, rooted in Asia's currency volatility, and deflationary pressures, which heightened nervousness about the ruble and led to a sell-off of domestic securities, particularly treasury bills. Thus, the Russian stock market declined 60.39%, and interest rates rose sharply.

In Latin America, Brazil was affected in a fundamentally unwarranted way by Russia's problems and declined 30.55%. Investors focused on the similarities between Brazil and Russia (their large size, the importance of commodity exports, the growing trade deficits and the high level of debt). However, there are important differences that favor Brazil. These include a longer tradition of capitalism and more highly developed capital markets; a more broad-based economy; a larger reserve position; and a more diversified debt exposure. We believe that some of the best bargains are in Brazilian stocks.

Aside from the general nervousness prevailing in emerging markets, the weakness of the price of crude oil was a predominant driver of the Mexican market, which declined 8.42%. Concerns arose that lower oil export revenues and a growing current account deficit would trigger further budget cutting by a government known for its fiscal restraint. Adding to these concerns was a banking scandal involving several Mexican banks being investigated by the US Customs Service for drug money laundering.


In Conclusion
We once again would caution our investors that the volatility that our markets exhibited during the past 12 months is not uncommon. We have seen that each market may be affected as much by external developments as by the events that occur within any particular country. In some instances, the reform process has made remarkable strides, while in others it is just beginning. The challenges many of the Asian countries and Russia face are not insurmountable; as we have seen, countries such as Mexico and Hungary emerged from their economic crises. Thus, while we caution our shareholders to expect further volatility, we also urge them to maintain a longer-term perspective since the reforms being undertaken in these countries will take time. Additionally, there are presently many new opportunities and a large number of attractive investments to be found in emerging markets.

We thank you for your interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to discussing economic, stock market and portfolio developments in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager

July 29, 1998




Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Grace Pineda, Senior Vice President
   and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment


Total Return Based on a $10,000 Investment--Class A Shares



A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:

                                               9/01/89**        6/98

ML Developing Capital Markets Fund, Inc.++--
Class A Shares*                                $ 9,475        $14,868

Morgan Stanley Capital International
EAFE Index++++                                 $10,000        $16,380

Morgan Stanley Capital International
Emerging Markets Free Index++++++              $10,000        $22,740



A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:

                                               7/01/94**        6/98

ML Developing Capital Markets Fund, Inc.++--
Class B Shares*                                $10,000        $ 8,098

Morgan Stanley Capital International
EAFE Index++++                                 $10,000        $13,786

Morgan Stanley Capital International
Emerging Markets Free Index++++++              $10,000        $ 7,454




A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:


                                               10/21/94**       6/98

ML Developing Capital Markets Fund, Inc.++--
Class C Shares*                                $10,000        $ 7,108

ML Developing Capital Markets Fund, Inc.++--
Class D Shares*                                $ 9,475        $ 6,933

Morgan Stanley Capital International
EAFE Index++++                                 $10,000        $13,329

Morgan Stanley Capital International
Emerging Markets Free Index++++++              $10,000        $ 6,286



[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.
  ++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East.
++++++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.


Average Annual
Total Return



                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/98                        -36.00%        -39.36%
Five Years Ended 6/30/98                  + 1.82         + 0.73
Inception (9/01/89) through 6/30/98       + 5.27         + 4.63

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 6/30/98                        -36.68%        -39.07%
Inception (7/01/94)
through 6/30/98                           - 4.88         - 5.07

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 6/30/98                        -36.69%        -37.28%
Inception (10/21/94)
through 6/30/98                           - 8.79         - 8.79

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/98                        -36.13%        -39.49%
Inception (10/21/94)
through 6/30/98                           - 8.05         - 9.38

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                12 Month       3 Month    Since Inception
                                                              Total Return   Total Return   Total Return
ML Developing Capital Markets Fund Class A Shares               -36.00%        -21.33%        +57.37%
ML Developing Capital Markets Fund Class B Shares               -36.68         -21.59         -18.11
ML Developing Capital Markets Fund Class C Shares               -36.69         -21.59         -28.78
ML Developing Capital Markets Fund Class D Shares               -36.13         -21.37         -26.62

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A Shares, 9/01/89; Class B Shares, 7/01/94; and Class C and Class D Shares, 10/21/94.


CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                    (in US dollars)

                                       Shares Held/                                                   Value      Percent of
AFRICA           Industries            Face Amount            Investments               Cost        (Note 1a)    Net Assets
South Africa     Banking                    57,586    Nedcor Ltd. (Ordinary)       $     999,181    $   1,253,573      0.3%

                 Beverage                  224,196    South African Breweries
                                                         Ltd. (d)                      5,665,400        4,651,686      1.0

                 Diversified Holdings      417,298    Billiton PLC (e)                 1,556,510          845,958      0.2
                                           291,021    Rembrandt Controlling
                                                         Investments Ltd.              1,993,247        1,138,347      0.3
                                           731,014    Sasol Limited                    9,016,548        4,270,464      0.9
                                                                                   -------------    -------------    ------
                                                                                      12,566,305        6,254,769      1.4

                 Entertainment               2,888    Sun International
                                                         (South Africa) Ltd.               3,660              982      0.0

                 Foreign Government                   Republic of South Africa:
                 Obligations        ZAL 11,800,000       12% due 2/28/2005             2,002,454        1,749,519      0.4
                                    ZAL 11,400,000       13% due 8/31/2010             1,948,332        1,711,418      0.4
                                                                                   -------------    -------------    ------
                                                                                       3,950,786        3,460,937      0.8

                 Insurance               5,229,095    FirstRand Limited                5,689,303        8,092,647      1.8
                                            58,750    Liberty Life Association
                                                         of Africa Limited             1,902,714        1,155,017      0.3
                                                                                   -------------    -------------    ------
                                                                                       7,592,017        9,247,664      2.1

                 Mining                    885,959    Gencor Ltd.                      2,174,963        1,378,661      0.3

                 Newspaper/Publishing      205,409    Nasionale Pers Beperk
                                                         (Class N)                     2,172,321        1,362,407      0.3

                 Retail                  2,557,894    Pick'n Pay Stores Ltd.           2,915,237        3,132,115      0.7
                                            64,869    Pick'n Pay Stores Ltd.
                                                         (N Shares)                      112,793           69,503      0.0
                                                                                   -------------    -------------    ------
                                                                                       3,028,030        3,201,618      0.7

                                                      Total Investments in Africa     38,152,663       30,812,297      6.9

EUROPE

Greece           Banking                    59,900    Alpha Credit Bank S.A.           4,528,458        4,857,103      1.1
                                            71,530    Alpha Credit Bank S.A.
                                                         (Rights)(c)                           0          126,985      0.0
                                            97,896    National Bank of Greece S.A.    10,755,420       12,548,376      2.8
                                                                                   -------------    -------------    ------
                                                                                      15,283,878       17,532,464      3.9

                 Beverage                  444,282    Hellenic Bottling Co. S.A.      10,260,961       13,729,538      3.1

                 Metal Fabricating         179,838    Elval S.A.                       2,285,815        2,778,745      0.6

                 Oil--Integrated           569,603    Hellenic Petroleum S.A.          3,568,588        4,653,374      1.1

                 Telecommunications        110,458    Hellenic Telecommunication
                                                         Organization S.A. (GDR)(b)    1,218,089        1,419,382      0.3

                                                      Total Investments in Greece     32,617,331       40,113,503      9.0

Hungary          Banking                   172,068    OTP Bank (GDR)(b)                4,657,325        8,448,539      1.9

                 Health/Personal Care       93,090    Gedeon Richter Ltd. (GDR)(b)     6,000,195        7,447,200      1.7
                                            29,412    Gedeon Richter Ltd.
                                                         (GDR)(b)(d)                   1,022,861        2,352,960      0.5
                                                                                   -------------    -------------    ------
                                                                                       7,023,056        9,800,160      2.2

                 Oil & Related             284,648    Mol Magyar Olay-es Gazipari
                                                         Reszvenytarsasag (GDR)(b)     7,970,324        7,685,496      1.7

                 Telecommunications      2,090,503    Magyar TavKozlesi
                                                         Reszvenytarsasag (Matav)
                                                         (Ordinary)                    9,183,228       12,140,748      2.7

                                                      Total Investments in Hungary    28,833,933       38,074,943      8.5

Poland           Automotive                137,847    Debica S.A.                      2,954,273        2,769,204      0.6

                 Banking                   288,000    BIG Bank Gdanski
                                                         S.A. (GDR)(b)                 6,869,850        5,601,600      1.3
                                           906,804    Wielkopolski Bank
                                                         Kredytowy S.A.                6,734,746        7,026,462      1.6
                                                                                   -------------    -------------    ------
                                                                                      13,604,596       12,628,062      2.9

                 Computers                 199,722    ComputerLand Poland S.A.         4,529,181        3,582,329      0.8

                 Electrical Components   1,309,931    Elektrim Spolka Akcyjna S.A.    12,225,250       15,977,061      3.6

                 Multi-Industry            603,529  ++NFI Piast S.A. Fund              1,873,952          987,262      0.2
                                           497,511  ++NFI Progress S.A. Fund           1,550,828          920,920      0.2
                                                                                   -------------    -------------    ------
                                                                                       3,424,780        1,908,182      0.4

                                                      Total Investments in Poland     36,738,080       36,864,838      8.3

Portugal         Telecommunications         71,393    Portugal Telecom S.A.            2,551,129        3,785,612      0.8

                                                      Total Investments in Portugal    2,551,129        3,785,612      0.8

Russia           Energy Sources          2,025,000  ++Irkutskenergo                      255,918          192,375      0.0
                 Telecommunications        544,800  ++Bashinformsvyaz                  1,455,190          381,360      0.1
                                           169,200  ++Nizhny Novgorod Telephone          879,840          211,500      0.0
                                                                                   -------------    -------------    ------
                                                                                       2,335,030          592,860      0.1

                 Utilities--Electric     2,066,208  ++Bashkirenergo                    1,187,599          157,032      0.0

                                                      Total Investments in Russia      3,778,547          942,267      0.1


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                        (in US dollars)

EUROPE                                 Shares Held/                                                   Value      Percent of
(concluded)      Industries            Face Amount            Investments               Cost        (Note 1a)    Net Assets
Turkey           Banking               352,580,250    Akbank T.A.S. (Ordinary)     $  11,406,614    $  11,389,791      2.5%
                                       209,895,400    Yapi ve Kredi Bankasi A.S.       3,019,424        5,361,313      1.2
                                                                                   -------------    -------------    ------
                                                                                      14,426,038       16,751,104      3.7

                 Building Products      24,944,085    Adana Cimento Sanayii
                                                         T.A.S. (Class A)              1,062,112          927,603      0.2
                                       203,743,175    Akcansa Cimento A.S.             6,097,210        6,275,614      1.4
                                                                                   -------------    -------------    ------
                                                                                       7,159,322        7,203,217      1.6

                 Household Durables     55,000,000    Arcelik A.S.                     2,607,708        2,582,451      0.6

                 Retail                  4,998,100    Migros Turk T.A.S.               4,402,105        4,881,324      1.1

                 Telecommunications      4,275,100  ++Northern Electric
                                                         Telekomunikasyon A.S.
                                                         (NETAS)                       1,436,438        1,140,155      0.3

                                                      Total Investments in Turkey     30,031,611       32,558,251      7.3

                                                      Total Investments in Europe    134,550,631      152,339,414     34.0

LATIN
AMERICA

Argentina        Banking                   142,283    Banco de Galicia y Buenos
                                                         Aires S.A. (ADR)(a)           3,952,950        2,578,879      0.6

                 Oil & Related             580,958    Perez Companc S.A.
                                                         (Class B)                     3,194,487        2,916,847      0.7

                 Real Estate                 7,310    IRSA Inversiones y
                                                         Representaciones S.A.
                                                         (GDR)(b)                        248,540          212,904      0.0

                                                      Total Investments in Argentina   7,395,977        5,708,630      1.3

Brazil           Banking               339,634,679    Banco Bradesco S.A.
                                                         (Preferred)                   2,450,768        2,833,960      0.6
                                         9,564,577    Banco Itau S.A.
                                                         (Preferred)                   5,187,279        5,458,384      1.2
                                           157,095    Uniao de Bancos Brasileiros
                                                         S.A. (Unibanco)
                                                         (GDR)(b)                      4,543,313        4,634,302      1.0
                                                                                   -------------    -------------    ------
                                                                                      12,181,360       12,926,646      2.8

                 Beverage                4,319,254    Companhia Cervejaria
                                                         Brahma S.A. PN (Preferred)    3,170,680        2,689,030      0.6

                 Foreign Government                   Republic of Brazil:
                 Obligations        US$  4,652,442       Floating Rate 'C' Brady
                                                            Bonds, 7.25% due
                                                            4/15/2014++++ (f)          3,579,218        3,425,360      0.8
                                    US$  4,984,000       Floating Rate Par 'L'
                                                            Brady Bonds, 5.50%
                                                            due 4/15/2024++++          3,596,457        3,501,260      0.8
                                    US$  3,860,000       Global Bonds, 10.125%
                                                            due 5/15/2027              3,477,800        3,323,460      0.7
                                                                                   -------------    -------------    ------
                                                                                      10,653,475       10,250,080      2.3

                 Mining                    165,681    Companhia Vale do Rio
                                                         Doce S.A. (Preferred)         3,547,724        3,294,996      0.7

                 Oil & Related          26,101,136    Petroleo Brasileiro
                                                         S.A.--Petrobras (Preferred)   6,250,989        4,852,351      1.1

                 Telecommunications        141,005    Telecomunicacoes Brasileiras
                                                         S.A.--Telebras
                                                         (ADR)(a)                     16,672,618       15,395,983      3.4
                                        66,120,526    Telecomunicacoes
                                                         Brasileiras
                                                         S.A.--Telebras ON             4,941,186        5,259,912      1.2
                                         4,000,000  ++Telerj Celular PN 'B'              331,299          237,925      0.1
                                                                                   -------------    -------------    ------
                                                                                      21,945,103       20,893,820      4.7

                 Utilities--           265,598,533    Companhia Energetica de
                 Electrical                              Minas Gerais S.A.
                                                         (CEMIG) (Preferred)          10,480,730        8,267,659      1.8
                                           129,600    Companhia Paranaense de
                                                         Energia S.A.--Copel
                                                         (ADR)(a)                      2,393,645        1,198,800      0.3
                                                                                   -------------    -------------    ------
                                                                                      12,874,375        9,466,459      2.1

                                                      Total Investments in Brazil     70,623,706       64,373,382     14.3

Mexico           Banking                   310,877  ++Grupo Financiero Banorte,
                                                         S.A. de C.V. (Class B)          499,336          346,034      0.1

                 Beverages                 110,000    Panamerican Beverages, Inc.
                                                         (US Registered Shares)
                                                         (Class A)                     3,536,552        3,458,125      0.8

                 Broadcast--Media          291,639  ++Grupo Televisa, S.A. de
                                                         C.V. (GDR)(b)                10,338,817       10,972,917      2.4

                 Building &                346,952    Apasco, S.A. de C.V.             1,891,543        1,832,466      0.4
                 Construction

                 Building Products           7,914    Cementos Mexicanos, S.A.
                                                         de C.V. (Cemex)(ADR)(a)          60,963           59,007      0.0
                                           263,813    Cementos Mexicanos, S.A.
                                                         de C.V. (Cemex)
                                                         (Class B)(ADR)(a)             2,784,372        2,325,142      0.5
                                                                                   -------------    -------------    ------
                                                                                       2,845,335        2,384,149      0.5

                 Financial Services--      340,900  ++Grupo Financiero Banamex
                 Commercial                              Accival S.A. 'B'
                                                         (Banacci)                       871,744          664,042      0.1

                 Foreign Government                   United Mexican States:
                 Obligations        US$  4,169,000       Floating Rate Par,
                                                            Brady Bonds, Series W-A,
                                                            6.25% due 12/31/2019++++   3,523,477        3,429,055      0.8
                                    US$  3,035,000       Global Bonds, 11.50% due
                                                            5/15/2026                  3,580,444        3,444,725      0.8
                                                                                   -------------    -------------    ------
                                                                                       7,103,921        6,873,780      1.6

                 Health/Personal         2,020,764    Kimberly-Clark de Mexico,
                 Care                                    S.A. de C.V. (Series A)       6,277,328        7,141,502      1.6

                 Multi-Industry          2,260,965    Grupo Carso, S.A. de
                                                         C.V. 'A'                     13,297,336        9,336,799      2.1
                                           149,960    Grupo Carso, S.A. de
                                                         C.V. (ADR)(a)                 1,630,617        1,210,177      0.3
                                                                                   -------------    -------------    ------
                                                                                      14,927,953       10,546,976      2.4

                 Telecommunications        196,909    Telefonos de Mexico,
                                                         S.A. de C.V. (ADR)(a)         9,736,468        9,463,939      2.1


                                                      Total Investments in Mexico     58,028,997       53,683,930     12.0
Venezuela        Telecommunications        157,057    Compania Anonima Nacional
                                                         Telefonos de
                                                         Venezuela S.A. (CANTV)
                                                         (ADR)(a)                      6,144,617        3,926,425      0.9

                 Textiles                  377,824    Sudamtex de Venezuela
                                                         S.A.C.A. (ADR)(a)(d)          5,055,422        1,032,101      0.2

                 Utilities--Electric       144,538    C.A. La Electricidad de
                                                         Caracas S.A.I.C.A.--S.A.C.A.     88,171           65,395      0.0

                                                      Total Investments in Venezuela  11,288,210        5,023,921      1.1

                                                      Total Investments in
                                                      Latin America                  147,336,890      128,789,863     28.7

MIDDLE
EAST

Egypt            Banking                   262,738    Commercial International
                                                         Bank (Egypt) S.A.E.
                                                         (GDR)(b)                      2,400,009        2,850,705      0.6

                                                      Total Investments in Egypt       2,400,009        2,850,705      0.6




Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                        (in US dollars)

MIDDLE EAST                            Shares Held/                                                   Value      Percent of
(concluded)      Industries            Face Amount            Investments               Cost        (Note 1a)    Net Assets
Israel           Banking                 3,487,421  ++Bank Hapoalim Ltd.           $   6,803,899    $  10,557,854      2.4%
                                         2,202,867    Bank Leumi Le-Israel             3,982,226        4,397,923      1.0

                                                      Total Investments in Israel     10,786,125       14,955,777      3.4

                                                      Total Investments in the
                                                      Middle East                     13,186,134       17,806,482      4.0

PACIFIC
BASIN/ASIA

China            Automobiles             4,061,774    Qingling Motor Company
                                                         (Class H)                     1,921,567        1,127,091      0.3

                 Chemicals                 158,323    Beijing Yanhua Petrochemical
                                                         Company Ltd.
                                                         (Class H)(ADR)(a)             1,734,738          949,938      0.2

                 Telecommunications      4,876,000    Eastern Communications Co.,
                                                         Ltd. (Class B)                3,062,047        2,867,088      0.6

                 Utilities--Electric     3,440,000  ++Beijing Datang Power
                                                         Generation Co., Ltd.
                                                         (Class H)                     1,609,042          965,656      0.2

                                                      Total Investments in China       8,327,394        5,909,773      1.3

Hong Kong        Building Products      37,687,589    Anhui Conch Cement Co. Ltd.     11,061,591        5,253,236      1.2

                 Industrial             33,672,608    Sinocan Holdings Ltd.           12,407,975        1,347,235      0.3

                 Real Estate             2,068,000    Henderson China Holding Ltd.     3,475,358          807,385      0.2

                 Telecommunications      8,187,000    City Telecom (H.K.) Ltd.         1,572,682          538,890      0.1
                                         1,014,000    Smartone Telecommunications      2,517,086        2,473,458      0.6
                                                                                   -------------    -------------    ------
                                                                                       4,089,768        3,012,348      0.7

                 Transportation         16,017,000    Sichuan Expressway Co.
                                                         (Class H)                     1,586,215        1,529,740      0.3

                                                      Total Investments in
                                                      Hong Kong                       32,620,907       11,949,944      2.7

India            Banking                     2,850    State Bank of India (d)             21,140           14,237      0.0

                 Building Products             800    Associated Cement Companies Ltd.    30,882           23,073      0.0
                                           108,263    Gujarat Ambujaya Cements
                                                         Limited (GDR)(b)                893,254          511,543      0.1
                                                                                   -------------    -------------    ------
                                                                                         924,136          534,616      0.1

                 Chemicals                     332    Tata Chemicals Ltd.                  1,053            1,125      0.0

                 Computer Software          85,400    Pentafour Software &
                                                         Exports Ltd.                  1,627,678        1,277,467      0.3

                 Energy Sources              2,093    Bombay Suburban Electric
                                                         Supply Co. Ltd.                  11,659            7,719      0.0

                 Financial Services            106    Housing Development
                                                         Finance Corp.                     9,035            7,500      0.0
                                         1,292,128    Industrial Credit & Investment
                                                         Corporation of
                                                         India Ltd.                    3,173,804        2,364,319      0.5
                                                                                   -------------    -------------    ------
                                                                                       3,182,839        2,371,819      0.5

                 Leisure & Tourism         397,833    EIH Ltd.                         4,517,574        2,062,524      0.5

                 Oil Services                  400    Hindustan Petroleum
                                                         Corporation Ltd.                  5,058            3,693      0.0

                 Telecommunications        281,100    Mahanagar Telephone Nigam Ltd.   2,104,541        1,185,538      0.3

                 Textiles                      983    Reliance Industries Ltd.             3,117            3,351      0.0

                                                      Total Investments in India      12,398,795        7,462,089      1.7

Indonesia        Building Products       1,602,000    P.T. Semen Gresik 'Foreign'      1,214,202          921,699      0.2

                 Telecommunications        337,241    P.T. Indonesian Satellite
                                                         Corp. (Indosat)(ADR)(a)       8,743,678        3,751,806      0.8
                                           209,517    P.T. Telekomunikasi
                                                         Indonesia (ADR)(a)            2,032,439        1,217,818      0.3
                                                                                   -------------    -------------    ------
                                                                                      10,776,117        4,969,624      1.1

                                                      Total Investments in
                                                      Indonesia                       11,990,319        5,891,323      1.3

Malaysia         Banking                   164,000    Malayan Banking BHD                317,072          165,485      0.0
                                         1,656,000  ++Malayan Banking BHD (Class A)    3,419,108        1,631,015      0.4
                                                                                   -------------    -------------    ------
                                                                                       3,736,180        1,796,500      0.4

                 Diversified Holdings    1,409,000    Magnum Corporation BHD           2,464,633          523,805      0.1

                 Food                      539,000    Nestle (Malaysia) BHD            4,152,512        2,446,156      0.6

                 Multi-Industry             69,000    Hicom Holdings BHD                 132,308           17,489      0.0

                 Natural Gas               721,000    Petronas Gas BHD                 3,000,024        1,340,181      0.3

                 Oil & Related           1,250,500    Petronas Dagangan BHD            3,190,460          990,136      0.2

                 Telecommunications      2,972,000    Telekom Malaysia BHD             8,952,880        5,022,088      1.1

                 Tobacco                   248,000    Rothmans of Pall Mall
                                                         (Malaysia) BHD                2,621,702        1,721,183      0.4

                                                      Total Investments in Malaysia   28,250,699       13,857,538      3.1

Pakistan         Electrical Components         100  ++Karachi Electric Supply
                                                         Corp. Ltd.                           66               18      0.0

                                                      Total Investments in Pakistan           66               18      0.0

South Korea      Electrical Components      72,990    Samsung Display Devices Co.      3,444,756        1,997,902      0.4

                 Electronics               164,403    Samsung Electronics Co., Ltd.    7,217,608        5,100,093      1.1

                 Steel                     184,570    Pohang Iron & Steel
                                                         Company, Ltd.                 9,382,187        6,063,596      1.4

                                                      Total Investments in
                                                      South Korea                     20,044,551       13,161,591      2.9

Taiwan           Banking                 2,906,444  ++Bank Sinopac                     3,196,909        1,396,068      0.3
                                         2,653,000  ++E. Sun Commercial Bank           2,045,284        1,428,794      0.3
                                                                                   -------------    -------------    ------
                                                                                       5,242,193        2,824,862      0.6

                 Chemicals               1,472,880  ++Formosa Plastic
                                                         Corporation (FPC)             2,733,076        2,015,236      0.5

                 Electronic Components     466,000  ++Mosel Vitelic Inc.                 643,575          427,324      0.1

                 Steel                   2,484,000    China Steel Corporation          1,640,355        1,518,558      0.3

                 Transportation--        3,508,750  ++Yang Ming Marine Transport       4,172,207        2,196,097      0.5
                 Marine
                                                      Total Investments in Taiwan     14,431,406        8,982,077      2.0

Thailand         Banking                 1,586,400    Bangkok Bank Public Co.
                                                         Ltd. (Registered Shares)      6,819,788        1,954,806      0.4
                                         1,010,000    Thai Farmers Bank Company
                                                         Limited 'Foreign'             3,749,828          891,528      0.2
                                                                                   -------------    -------------    ------
                                                                                      10,569,616        2,846,334      0.6

                 Building Products       1,263,954  ++Siam City Cement Public
                                                         Company Limited 'Foreign'     5,222,880          898,545      0.2

                 Television                418,500    BEC World Public Company
                                                         Limited                       4,411,452        1,616,481      0.4

                                                      Total Investments in Thailand   20,203,948        5,361,360      1.2

                                                      Total Investments in the
                                                      Pacific Basin/Asia             148,268,085       72,575,713     16.2


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                        (in US dollars)

SHORT-TERM                                 Face                                                       Value      Percent of
SECURITIES                                Amount              Investments               Cost        (Note 1a)    Net Assets
                 Commercial       US$   21,488,000    General Motors Acceptance
                 Paper*                                  Corp., 6.50% due
                                                         7/01/1998                 $  21,488,000    $  21,488,000      4.8%
                                        10,000,000    Lexington Parker Capital
                                                         Company, LLC, 5.63%
                                                         due 7/01/1998                10,000,000       10,000,000      2.2

                                                      Total Investments in
                                                      Short-Term Securities           31,488,000       31,488,000      7.0


                 Total Investments                                                 $ 512,982,403      433,811,769     96.8
                                                                                   =============
                 Other Assets Less Liabilities                                                         14,564,466      3.2
                                                                                                    -------------    ------
                 Net Assets                                                                         $ 448,376,235    100.0%
                                                                                                    =============    ======



                *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the
                 Fund.
               ++Non-income producing security.
             ++++Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of uncollateralized principal or interest payments since there is a high default of commercial bank loans by countries issuing these securities.
              (a)American Depositary Receipts (ADR).
              (b)Global Depositary Receipts (GDR).
              (c)The rights may be exercised until 7/24/1998.
              (d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
              (e)Consistent with the general policy of the Securities and Exchange
                 Commission, the nationality or domicile of an issuer for
                 determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50%
                 of the assets of the issuer are situated.
              (f)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

                 See Notes to Consolidated Financial Statements.



CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1998
Assets:             Investments, at value (identified cost--$512,982,403) (Note 1a)                       $  433,811,769
                    Cash                                                                                         387,630
                    Foreign cash (Note 1c)                                                                    10,958,650
                    Receivables:
                      Securities sold                                                    $   10,153,225
                      Dividends                                                               1,430,511
                      Interest                                                                  454,551
                      Capital shares sold                                                       324,429       12,362,716
                                                                                         --------------
                    Prepaid expenses and other assets (Note 1f)                                                   34,459
                                                                                                          --------------
                    Total assets                                                                             457,555,224
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                    5,392,123
                      Capital shares redeemed                                                 2,365,042
                      Investment adviser (Note 2)                                               417,265
                      Distributor (Note 2)                                                      195,038        8,369,468
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       809,521
                                                                                                          --------------
                    Total liabilities                                                                          9,178,989
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  448,376,235
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    2,102,625
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              1,604,453
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                315,768
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                304,485
                    Paid-in capital in excess of par                                                         666,359,516
                    Accumulated distributions in excess of investment
                    income--net (Note 1g)                                                                     (7,790,344)
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net                                                  (106,874,053)
                    Accumulated distributions in excess of realized capital
                    losses on investments and foreign currency
                    transactions--net (Note 1g)                                                              (28,331,659)
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                               (79,314,556)
                                                                                                          --------------
                    Net assets                                                                            $  448,376,235
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $219,421,814 and 21,026,252
Value:                       shares outstanding                                                           $        10.44
                                                                                                          ==============
                    Class B--Based on net assets of $164,929,560 and 16,044,527
                             shares outstanding                                                           $        10.28
                                                                                                          ==============
                    Class C--Based on net assets of $32,339,121 and 3,157,682
                             shares outstanding                                                           $        10.24
                                                                                                          ==============
                    Class D--Based on net assets of $31,685,740 and 3,044,847
                             shares outstanding                                                           $        10.41
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998

CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Year Ended June 30, 1998
Investment Income   Dividends (net of $759,348 foreign withholding tax)                                   $   15,347,616
(Notes 1d & 1e):    Interest and discount earned                                                               1,492,047
                                                                                                          --------------
                    Total income                                                                              16,839,663
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    7,818,489
                    Account maintenance and distribution fees--Class B (Note 2)               2,972,044
                    Custodian fees                                                            1,826,444
                    Transfer agent fees--Class A (Note 2)                                       803,202
                    Transfer agent fees--Class B (Note 2)                                       759,647
                    Foreign capital gains tax expense                                           667,675
                    Account maintenance and distribution fees--Class C (Note 2)                 562,935
                    Printing and shareholder reports                                            184,530
                    Accounting services (Note 2)                                                168,374
                    Transfer agent fees--Class C (Note 2)                                       148,407
                    Account maintenance fees--Class D (Note 2)                                  138,726
                    Registration fees (Note 1f)                                                 137,933
                    Transfer agent fees--Class D (Note 2)                                       119,230
                    Professional fees                                                           109,926
                    Dividend fees                                                                72,726
                    Directors' fees and expenses                                                 36,543
                    Pricing fees                                                                 12,193
                    Other                                                                        18,378
                                                                                         --------------
                    Total expenses                                                                            16,557,402
                                                                                                          --------------
                    Investment income--net                                                                       282,261
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized            Investments--net                                                     (109,261,635)
Loss on               Foreign currency transactions--net                                     (6,889,456)    (116,151,091)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                     (227,820,935)
(Notes 1b, 1c,        Foreign currency transactions--net                                       (106,080)    (227,927,015)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments
                    and foreign currency transactions                                                       (344,078,106)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (343,795,845)
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    For the Year
                                                                                                   Ended June 30,
                    Increase (Decrease) in Net Assets:                                         1998              1997
Operations:         Investment income--net                                               $      282,261   $   14,459,442
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                             (116,151,091)      42,678,305
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency
                    transactions--net                                                      (227,927,015)      78,481,111
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                        (343,795,845)     135,618,858
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (3,476,156)      (6,147,015)
Shareholders          Class B                                                                (1,510,618)      (2,959,341)
(Note 1g):            Class C                                                                  (306,010)        (523,137)
                      Class D                                                                  (421,011)        (823,715)
                    In excess of investment income--net:
                      Class A                                                                (2,738,268)              --
                      Class B                                                                (1,189,956)              --
                      Class C                                                                  (241,052)              --
                      Class D                                                                  (331,643)              --
                    Realized gain on investments--net:
                      Class A                                                                        --       (2,372,022)
                      Class B                                                                        --       (2,299,701)
                      Class C                                                                        --         (380,478)
                      Class D                                                                        --         (369,485)
                    In excess of realized gain on investments--net:
                      Class A                                                               (14,124,131)              --
                      Class B                                                               (10,342,043)              --
                      Class C                                                                (1,974,039)              --
                      Class D                                                                (1,891,446)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (38,546,373)     (15,874,894)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions        capital share transactions                                             (184,994,706)     146,098,497
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease)in net assets                                 (567,336,924)     265,842,461
                    Beginning of year                                                     1,015,713,159      749,870,698
                                                                                         --------------   --------------
                    End of year*                                                         $  448,376,235   $1,015,713,159
                                                                                         ==============   ==============

                   *Undistributed (accumulated distributions
                    in excess of) investment income--net (Note 1i)                       $   (7,790,344)  $    5,431,534
                                                                                         ==============   ==============

                    See Notes to Consolidated Financial Statements.



Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998

CONSOLIDATED FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived                  Class A
                    from information provided in the financial statements.
                                                                                   For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:             1998++     1997++   1996++      1995      1994
Per Share           Net asset value, beginning of year                $  17.23   $  15.05  $  13.35  $  14.61   $  11.62
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .08        .36       .23       .24        .11
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                    (6.18)      2.21      1.71      (.40)      3.23
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (6.10)      2.57      1.94      (.16)      3.34
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.12)      (.28)     (.24)     (.04)      (.07)
                      In excess of investment income--net                 (.09)        --        --        --         --
                      Realized gain on investments--net                     --       (.11)       --      (.60)      (.28)
                      In excess of realized gain on
                      investments--net                                    (.48)        --        --      (.46)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.69)      (.39)     (.24)    (1.10)      (.35)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.44   $  17.23  $  15.05  $  13.35   $  14.61
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 (36.00%)    17.66%    14.82%    (1.67%)    28.73%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.63%      1.53%     1.54%     1.62%      1.46%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .53%      2.32%     1.66%     1.56%       .63%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $219,422   $471,790  $342,884  $350,081   $401,996
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  98.16%     86.68%    71.01%    63.37%     66.85%
                                                                      ========   ========  ========  ========   ========


                                                                                               Class B
                                                                                                                 For the
                                                                                                                 Period
                    The following per share data and ratios have been derived                                    July 1,
                    from information provided in the financial statements.            For the Year Ended       1994++++ to
                                                                                          June 30,               June 30,
                    Increase (Decrease) in Net Asset Value:                     1998++     1997++      1996++      1995
Per Share           Net asset value, beginning of period                      $  17.04   $  14.90    $  13.24   $  14.54
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                 (.07)       .19         .09        .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net           (6.08)      2.20        1.69       (.32)
                                                                              --------   --------    --------   --------
                    Total from investment operations                             (6.15)      2.39        1.78       (.24)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.07)      (.14)       (.12)        --
                      In excess of investment income--net                         (.06)        --          --         --
                      Realized gain on investments--net                             --       (.11)         --       (.60)
                      In excess of realized gain on investments--net              (.48)        --          --       (.46)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.61)      (.25)       (.12)     (1.06)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.28   $  17.04    $  14.90  $   13.24
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                         (36.68%)    16.39%      13.63%     (2.22%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.67%      2.57%       2.56%      2.79%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                (.53%)     1.22%        .65%      1.01%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $164,929   $398,468    $302,183   $162,774
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          98.16%     86.68%      71.01%     63.37%
                                                                              ========   ========    ========   ========

                                                                                               Class C
                                                                                                                 For the
                                                                                                                 Period
                    The following per share data and ratios have been derived                                    July 1,
                    from information provided in the financial statements.            For the Year Ended       1994++++ to
                                                                                          June 30,               June 30,
                    Increase (Decrease) in Net Asset Value:                     1998++     1997++      1996++      1995
Per Share           Net asset value, beginning of period                      $  16.99   $  14.87    $  13.22   $  16.71
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                 (.07)       .18         .09        .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net           (6.08)      2.20        1.70      (2.50)
                                                                              --------   --------    --------   --------
                    Total from investment operations                             (6.15)      2.38        1.79      (2.42)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.07)      (.15)       (.14)      (.01)
                      In excess of investment income--net                         (.05)        --          --         --
                      Realized gain on investments--net                             --       (.11)         --       (.60)
                      In excess of realized gain on investments--net              (.48)        --          --       (.46)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.60)      (.26)       (.14)     (1.07)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.24   $  16.99    $  14.87  $   13.22
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                         (36.69%)    16.37%      13.68%    (14.97%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.68%      2.58%       2.56%      2.96%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                (.51%)     1.19%       0.67%      1.32%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 32,339   $ 71,769    $ 46,983   $ 18,573
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          98.16%     86.68%      71.01%     63.37%
                                                                              ========   ========    ========   ========


                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Consolidated Financial Statements.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                                                                                               Class D
                                                                                                                 For the
                                                                                                                 Period
                    The following per share data and ratios have been derived                                    July 1,
                    from information provided in the financial statements.            For the Year Ended       1994++++ to
                                                                                          June 30,               June 30,
                    Increase (Decrease) in Net Asset Value:                     1998++     1997++      1996++      1995
Per Share           Net asset value, beginning of period                      $  17.19   $  15.02    $  13.33   $  16.77
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .04        .32         .21        .13
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net           (6.15)      2.20        1.69      (2.48)
                                                                              --------   --------    --------   --------
                    Total from investment operations                             (6.11)      2.52        1.90      (2.35)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.11)      (.24)       (.21)      (.03)
                      In excess of investment income--net                         (.08)        --          --         --
                      Realized gain on investments--net                             --       (.11)         --       (.60)
                      In excess of realized gain on investments--net              (.48)        --          --       (.46)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.67)      (.35)       (.21)     (1.09)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.41   $  17.19    $  15.02  $   13.33
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                         (36.13%)    17.30%      14.55%    (14.49%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.88%      1.78%       1.76%      2.19%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                        .28%      2.06%       1.48%      2.10%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 31,686   $ 73,686    $ 57,821   $ 21,899
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          98.16%     86.68%      71.01%     63.37%
                                                                              ========   ========    ========   ========

                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Consolidated Financial Statements.



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income and realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada., a wholly-owned subsidiary, which primarily invests in Chilean securities. Inter-company accounts and transactions have been eliminated.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,289,425 have been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%          0.75%
Class C                               0.25%          0.75%
Class D                               0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                               $5,269       $ 67,350
Class D                               $8,796       $113,684

For the year ended June 30, 1998, MLPF&S received contingent deferred sales charges of $1,188,241 and $37,127 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $341,717 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1998 were $721,853,274 and $943,188,405, respectively.

Net realized gains (losses) for the year ended June 30, 1998 and net unrealized losses as of June 30, 1998 were as follows:

                                    Realized
                                     Gains       Unrealized
                                    (Losses)       Losses

Long-term investments           $(109,261,710)  $(79,170,634)
Short-term investments                     75             --
Foreign currency transactions      (6,889,456)      (143,922)
                                -------------   ------------
Total                           $(116,151,091)  $(79,314,556)
                                =============   ============

As of June 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $85,479,487, of which $35,357,089 related to appreciated securities and $120,836,576 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $519,291,256.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(184,994,706) and $146,098,497 for the years ended June 30, 1998 and June 30, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                        11,519,583   $161,951,614
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,430,204     17,663,020
                                 ------------   ------------
Total issued                       12,949,787    179,614,634
Shares redeemed                   (19,311,328)  (246,084,606)
                                 ------------   ------------
Net decrease                       (6,361,541)  $(66,469,972)
                                 ============   ============

Class A Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        10,813,691   $171,055,059
Shares issued to shareholders
in reinvestment of dividends
and distributions                     520,090      7,328,070
                                 ------------   ------------
Total issued                       11,333,781    178,383,129
Shares redeemed                    (6,726,711)  (103,736,501)
                                 ------------   ------------
Net increase                        4,607,070   $ 74,646,628
                                 ============   ============

Class B Shares for the Year                         Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                         4,893,597   $ 71,910,397
Shares issued to shareholders
in reinvestment of dividends
and distributions                     933,535     11,426,467
                                 ------------   ------------
Total issued                        5,827,132     83,336,864
Automatic conversion of shares       (217,370)    (2,811,462)
Shares redeemed                   (12,949,733)  (170,607,474)
                                 ------------   ------------
Net decrease                       (7,339,971)  $(90,082,072)
                                 ============   ============


Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)



Class B Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        10,187,663   $157,219,448
Shares issued to shareholders
in reinvestment of dividends
and distributions                     337,691      4,734,432
                                 ------------   ------------
Total issued                       10,525,354    161,953,880
Automatic conversion of shares        (98,887)    (1,536,359)
Shares redeemed                    (7,323,938)  (112,319,608)
                                 ------------   ------------
Net increase                        3,102,529   $ 48,097,913
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                         1,356,907   $ 19,858,908
Shares issued to shareholders
in reinvestment of dividends
and distributions                     181,874      2,217,051
                                 ------------   ------------
Total issued                        1,538,781     22,075,959
Shares redeemed                    (2,604,945)   (34,584,547)
                                 ------------   ------------
Net decrease                       (1,066,164)  $(12,508,588)
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         2,216,284   $ 34,190,472
Shares issued to shareholders
in reinvestment of dividends
and distributions                      59,048        825,497
                                 ------------   ------------
Total issued                        2,275,332     35,015,969
Shares redeemed                    (1,211,472)   (18,623,703)
                                 ------------   ------------
Net increase                        1,063,860   $ 16,392,266
                                 ============   ============

Class D Shares for the Year                         Dollar
Ended June 30, 1998                   Shares        Amount

Shares sold                         2,736,989   $ 41,244,505
Automatic conversion of shares        215,130      2,811,462
Shares issued to shareholders
in reinvestment of dividends
and distributions                     181,728      2,240,703
                                 ------------   ------------
Total issued                        3,133,847     46,296,670
Shares redeemed                    (4,374,540)   (62,230,744)
                                 ------------   ------------
Net decrease                       (1,240,693)  $(15,934,074)
                                 ============   ============

Class D Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         6,551,739   $102,865,774
Automatic conversion of shares         98,081      1,536,359
Shares issued to shareholders
in reinvestment of dividends
and distributions                      74,296      1,046,092
                                 ------------   ------------
Total issued                        6,724,116    105,448,225
Shares redeemed                    (6,287,797)   (98,486,535)
                                 ------------   ------------
Net increase                          436,319   $  6,961,690
                                 ============   ============

5. Commitments:
At June 30, 1998, the Fund entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $144,000 and $717,000, respectively.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 1998, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 1998, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 14, 1998
</AUDIT-REPORT>

Merrill Lynch Developing Capital Markets Fund, Inc., June 30, 1998

IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch Developing Capital Markets Fund, Inc. during its fiscal year ended June 30, 1998:

                  Record    Payable  Non-Qualifying Domestic  Foreign Source   Total Ordinary   Foreign Taxes      Long-Term
                   Date       Date         Ordinary Income       Income           Income       Paid or Withheld  Capital Gains
Class A Shares   12/15/97    12/23/97        $.161020          $.243827         $.404847           $.011799        $.289212*
Class B Shares   12/15/97    12/23/97        $.126732          $.191906         $.318638           $.011799        $.289212*
Class C Shares   12/15/97    12/23/97        $.129799          $.196552         $.326351           $.011799        $.289212*
Class D Shares   12/15/97    12/23/97        $.152956          $.231618         $.384574           $.011799        $.289212*

*All of this long-term capital gain distribution is subject to the 20% tax rate.

All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid. Please retain this information for your records.


EQUITY PORTFOLIO CHANGES (unaudited)



For the Quarter Ended June 30, 1998

Additions

Alpha Credit Bank S.A. (Rights)
Arcelik A.S.
Cementos Mexicanos, S.A. de C.V (ADR)
ComputerLand Poland S.A.
FirstRand Limited
Grupo Financiero Banorte, S.A. de C.V.
   (Class B)
Hellenic Petroleum S.A.
IRSA Inversiones y Representaciones S.A.
   (GDR)
Liberty Life Association of Africa Limited
Malayan Banking BHD (Class A)
Panamerican Beverages, Inc.
   (USRegistered Shares)(Class A)
Pentafour Software & Exports Ltd.
Pohang Iron & Steel Company, Ltd.
Tata Chemicals Ltd.
Telerj Celular S.A. PN 'B'

Deletions

AO Mosenergo (ADR)
Al-Ahram Beverages Co. S.A.E. (GDR)
Alarko Holdings A.S.
Billiton PLC (ADR)
Bombay Surburban Electric Supply Co.
   Ltd. (GDR)
Cementos Mexicanos, S.A. de C.V.
   (Cemex)(Class B)
Cifra, S.A. de C.V. 'C'
Cifra, S.A. de C.V. 'V'
Cimpor-Cimentos de Portugal S.A.
Commercial International Bank
   (Egypt) S.A.E.
Companhia Cervejaria Brahma S.A. PN
   (Preferred)(ADR)
Delta Corporation Ltd.
First National Bank Holdings Ltd.
Gencor Ltd. (ADR)
Haci Omer Sabanci Holding A.S.
Haci Omer Sabanci Holding A.S. (ADR)
Harbin Power Equipment Co. Ltd.
Indian Hotels Company Ltd. (The)(GDR)
Kookmin Bank (GDR)
Korea Electric Power Corporation
L.G. Chemical Ltd.
Lukoil Oil Company (ADR)
Mahanagar Telephone Nigam Ltd. (ADR)
Moscow City Telephone Network
Pakistan Telecommunications Corp.
Philippine Long Distance Telephone Co.
Philippine Long Distance Telephone Co.
   (ADR)
Reliance Industries Ltd. (GDR)
Rembrandt Group Ltd.
Rostelecom--RDC
South African Breweries Ltd. (ADR)
State Bank of India (GDR)
Telecommunicacoes de Sao Paulo S.A.--
   TELESP (Preferred)
Telecommunicacoes do Rio de Janeiro
   S.A.--TELERJ (Preferred)
Tingyi (Camyan Islands) Holdings Co.
Unified Energy Systems
Unified Energy Systems (GDR)
Usinas Siderurgicas de Minas Gerais--
   Usiminas S.A. (Preferred)
Videsh Sanchar Nigam Ltd. (GDR)
Yacimientos Petroliferos Fiscales S.A.
   (YPF)(ADR)





PORTFOLIO INFORMATION (unaudited)



Ten Largest Equity Holdings                         Percent of
As of June 30, 1998                                 Net Assets

Telecomunicacoes Brasileiras S.A.--Telebras*          4.6%
Elektrim Spolka Akcyjna S.A.                          3.6
Hellenic Bottling Co. S.A.                            3.1
National Bank of Greece S.A.                          2.8
Magyar TavKozlesi Reszvenytarsasag (Matav)
   (Ordinary)                                         2.7
Akbank T.A.S. (Ordinary)                              2.5
Grupo Televisa, S.A. de C.V. (GDR)                    2.4
Bank Hapoalim Ltd.                                    2.4
Grupo Carso, S.A. de C.V. 'A'                         2.4
Telefonos de Mexico, S.A. de C.V. (ADR)               2.1

[FN]
*Includes combined holdings.